Page 1 GO FURTHER. DO MORE. COME HOME SAFELY. CHC Helicopter Investor Presentation April 2014 CHC Helicopter is the operating company of CHC Group Ltd. (NYSE: HELI) Lynn Antipas Tyson Vice President, Investor Relations 914-485-1150 lynn.tyson@chc.ca

Page 2 GO FURTHER. DO MORE. COME HOME SAFELY. Forward-Looking Statements and non-GAAP Financial Measures This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact, included in this presentation, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements“. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: competition in the markets we serve, long-term support contracts, failure to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, inability to fund our working capital requirement, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to obtain or maintain government issued licenses or related approvals, inability to obtain or maintain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We make certain statements in this presentation that include references to “non-GAAP financial measures,” as defined by SEC regulations. We have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or footnoted. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR.

Leading Commercial Helicopter Operator in the World

Concentration in the deep water oil and gas market with unmatched global diversity

- $1.7 bn of revenues[1], with the broadest global footprint in the industry with ~70 bases in ~30 countries
  - Two segments: **Helicopter Services** and **Heli-One**

Helicopter Services
236 Aircraft, 163 HE count[2]



~81% of Revenue

Offshore transport

- Transport O&G crews to and from offshore facilities
  - Majority of our revenues are derived from production activities
- Carry more than 1 million passengers every year
- Long-term contracts with leading O&G producers
  - Average 4 to 5 years in length



~10% of Revenue

Search & Rescue and Emergency Medical Services

- Life-saving search & rescue missions and medical transportation
- Long-term contracts of 8 to 10 years with government agencies



Africa 4%
Other Countries 2%
Netherlands 5%
Asia 5%
Other European Countries 7%
Norway 28%
United Kingdom 18%
Brazil 16%
Australia 15%

Note: Revenues split as of FY2013

Heli-One



~9% of Revenue

Maintenance, Repair and Overhaul ("MRO")

- Provides comprehensive helicopter MRO services
- Serves both CHC and third-party customers
- Only global commercial helicopter operator with comprehensive in-house MRO capabilities
- Capabilities for Sikorsky, Airbus Helicopters, AgustaWestland and Bell aircraft

1. As of FY2013
2. HE count as of January 31, 2014 includes 4 HE count for dry lease and PDM aircraft

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Page 4 GO FURTHER. DO MORE. COME HOME SAFELY. Strategy Focus on Customer Service Expand in High Growth Markets Centralize fleet management Unique MRO Capabilities Transform through innovation Developing and sustaining our competitive advantage Priority: Maximize Returns Long Term Note: MRO refers to Maintenance, Repair, and Overhaul. Our MRO capabilities enable us to perform heavy structural repairs, and maintain, overhaul and test helicopters and helicopter components globally across various helicopter types Rio de Janeiro, Brazil

Page 5 GO FURTHER. DO MORE. COME HOME SAFELY. Focus On Safety • Premier industry safety conference • Held 10th Anniversary in April ‘14 • Attracted ~800 attendees in 2014 – Customers – Manufacturers – Competitor – Regulators – Insurers • Shows commitment to industry safety • Bill Amelio’s opening keynote speech: – http://youtu.be/Y51b_KJ6Ysk Accident-Rate Benchmarking CHC’s 5-year rolling average as of 2/1/2014 is 0.37 accidents/100,000 flight hours • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6 • Twin Helicopters average rate inferred from worldwide accident-rate table, 2009 OGP Report, Page 4 • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea N um be r of a cc id en ts /1 00 K fli gh t h ou rs 1.8 0.8 0.37 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 OFFSHORE OPERATIONS TWIN HELICOPTERS CHC

Page 6 GO FURTHER. DO MORE. COME HOME SAFELY. Financial Priorities • Reduce leverage • Maintain disciplined capital allocation • Grow incremental cash flow Strengthen Balance Sheet Disciplined Growth Expand EBITDAR and Margin • Deploy largest fleet for deepwater/ultra-deepwater services • Expansion in high growth markets • Increase third-party MRO business • Grow stable revenues backed by long-term contracts • Employ new generation aircraft • Improve pricing discipline • Drive transformation initiatives

Page 7 GO FURTHER. DO MORE. COME HOME SAFELY. Industry Trends Drive Continued Demand Growth 0 25 50 75 100 125 150 175 200 225 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E Floaters Jackups Global Offshore Drilling Activity Source: Company data, Barclays Research 293 4 33 24 19 18 391 Nov-13 2013 2014 2015 2016 2017+ 2017+ (R ig c ou nt ) Sources: Riglogix as of November 2013 Floating rig count S pe nd in g in $ B ill io ns

Page 8 GO FURTHER. DO MORE. COME HOME SAFELY. Resiliency of Revenue Stream Through All Economic Cycles Source: Barclays, Company Data Revenue ($ MM) Index 2008 = 100 20 40 60 80 100 120 140 160 180 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Apr-08 Apr-09 Apr-10 Apr-11 Apr-12 Apr-13 CHC Helicopter Annual Fiscal Revenue Change in average oil prices (Brent & WTI) Change in average day rates (Deep & Ultra Deepwater) FY 2010 FY 2011 FY 2012 FY 2013 FY 2008 FY 2009 Long term trends drive consistent performance despite volatility in short term indicators

Key Investment Highlights



1 Significant growth opportunities, supported by strong industry trends

- Attractive end-markets driven by increased deepwater O&G exploration and development
- Resilient revenue stream
- Recurring revenue from an essential service that is only ~4-7% of operator rig expenses[1]
- Large identified opportunity set



2 A market leading operator with a strong safety system and record

- Leading commercial operator of heavy/medium aircraft serving the global O&G market



3 Persistent focus on efficiency and improvement

- First mover advantage from global operations center, leading IT systems
- Only global commercial operator with comprehensive in-house MRO capabilities



4 Disciplined growth to maximize long term returns

- Financial visibility afforded by long-term contracts, fixed monthly revenue
- Industry fundamentals, company transformation support strong growth opportunities

[1] Calculated as implied daily cost of helicopter/divided by typical day rate for offshore rig; implied daily cost of helicopter calculated by dividing FY2013 HE rate of $8.73M by 365; assumes typical day rates of $600K and $350K, respectively, for UDW and DW rigs.

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Page 10 GO FURTHER. DO MORE. COME HOME SAFELY. APPENDICES

Page 11 GO FURTHER. DO MORE. COME HOME SAFELY. Key Strategic Advantage - Heli-One 1. Largest global commercial provider of MRO services1 - Service thousands of engines and components 2. Key benefits include: - High quality service with ability to perform maintenance on aircraft from all major OEMs - Flexibility of supply chain achieves faster turnaround time - Cost control for maintenance, repair and overhaul of own fleet - Capture MRO related margins in-house 3. Additional revenue opportunity with third-party operators 1 Excluding OEMs

Page 12 GO FURTHER. DO MORE. COME HOME SAFELY. Industry’s First Global Operations Center • Centralize best practices and knowledge sharing - 24-hour parts support for logistics, technical operations and maintenance - Enhanced technical response speed with on-site OEM support • Optimized resources – new integrated scheduling and planning system - Improved efficiencies, streamlined support functions; standard policies and procedures - Increased overall customer responsiveness via real-time access to service levels Availability, reliability, safety OC DFW ENS Australia & SEA Africa & Euro- Asia WNS Americas

Transformation through Innovation

First-mover advantage → Improved efficiency → Margin expansion

Completion to date



Customer Contract Optimization

- Standardize to minimize economic leakage
- Improve ongoing contract management

Base Transformation

- Share best practices across ~70 bases
- Lower operating costs via standardization

Global Operations Center

- Integrate processes from ~30 countries
- Consolidate flight support to one location

IT Strategy

- Integrate systems via AIMS and AMOS
  - AIMS: crew scheduling
  - AMOS: supply chain management
  - Electronic flight bag

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Page 14 GO FURTHER. DO MORE. COME HOME SAFELY. Fleet Detail

Strategically Positioned Fleet

Global footprint servicing offshore oil and gas markets – optimally positioned for growth

- Significant scale in core regions
  - 47% of helicopter services revenue[1] from the core North Sea market
- Expanding in high growth markets
  - 24% helicopter services revenue CAGR in Americas & Asian Pacific markets from 2011 to 2013
- Opportunities for growth in under-penetrated regions
  - Currently only 12% of helicopter services revenue[1] from the Africa Euro Asia market

CHC FY14 Q3 HE count by region


Western North Sea
41.5
Eastern North Sea
35
Africa Euro Asia
14.5
Americas
28.5
Asia Pacific
39.5
FY14 Q3 HE[2]: 163

Fleet positioned to quickly respond to changing industry dynamics and regional development

[1] In FY2013; [2] HE count as of January 31, 2014, includes 4.0 HE Count on dry lease and PDM, and excludes held for sale

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Page 16 GO FURTHER. DO MORE. COME HOME SAFELY. “Fewer and Newer” – Investments in Fleet Modernizing Fleet • New technology aircraft with improved returns - Average age is ~11 years, down from ~15 years in FY 2008, disposals consist of older, legacy aircraft - Accounts for 78% of fleet value • Strategically migrating to fewer aircraft types - simplifies supply chain and improves efficiency - Top 5 aircraft type concentration increased from 45% in FY ’07 to 66% as of Q3 FY ’14 • Fleet count reduced by 6% YoY as of Q3 FY14 while HE count only reduced by 3% Leasing as a Competitive Advantage • Fleet planning flexibility • Robust market • Residual value benefits Rio de Janeiro, Brazil Den Helder, Netherlands Note: HE count as of each corresponding quarter end 252 247 246 238 236 169 171 166 162 163 0 50 100 150 200 250 300 FY13-Q3 FY13-Q4 FY14-Q1 FY14-Q2 FY14-Q3 Fleet Count - by fiscal quarter Fleet Count Heavy Equivalent (HE)

Page 17 GO FURTHER. DO MORE. COME HOME SAFELY.  2 pilots; 12 – 15 passengers 39 in Fleet  2 pilots; 10-12 passengers 25 in Fleet Other S92  2 pilots; 19 passengers 38 in Fleet EC225  2 pilots; 19 passengers 34 in Fleet S76 Series  2 pilots; 12 passengers 61 in Fleet AS332L, L1, L2  2 pilots; 17-19 passengers 39 in Fleet 236 Heavy/Medium twin engine helicopters with ~$3.0 Billion Fleet Value*  Fleet average age ~11 years * Fleet value is based on 2013 Ascend and Helivalue$ mid-life appraised value. AW139 H ea vy M ed iu m  Fleet comprised entirely of heavy and medium aircraft Leading Operator of Heavy and Medium Aircraft

Page 18 GO FURTHER. DO MORE. COME HOME SAFELY. Note: Approximate range based on maintaining a 30-minute fuel reserve; Includes held for sale aircraft Helicopter Model Count Cruise Speed (kts) Appr. Range (nm) full pax Passengers Max Weight (lbs) Sikorsky S92A 38 145 400 19 26,500 Airbus Helicopters EC225 34 145 400 19 24,250 Airbus Helicopters AS332L, L1, L2 39 130-140 250-350 17-19 18,000 - 20,500 Sikorsky S61N 1 NA (SAR only) Heavy total / average 112 Agusta AW139 39 145 280 12-15 15,000 Sikorsky S76C++ 23 145 220 12 11,700 Sikorsky S76C+ 22 145 175 12 11,700 Sikorsky S76A++ 16 135 110-130 12 10,800– 11,700 Bell 412 11 125 135 13 11,900 Airbus Helicopters AS365 Series 8 120-145 80 11 9,500 Airbus Helicopters EC135/145/155 5 NA (EMS only) Medium total / average 124 Total / average 236 H ea vy M ed iu m Fleet Details As of January 31, 2014

Page 19 GO FURTHER. DO MORE. COME HOME SAFELY. Fiscal 2014 Q3 Results

Page 20 GO FURTHER. DO MORE. COME HOME SAFELY. 2014 Financial Outlook 1) Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Appendix for reconciliation to GAAP measures. 2) Full year share count reflects adjusted share count of 77.5M through the third quarter of FY'14 and 79.8M for the fourth quarter. HELI Financial Outlook Fiscal 2013 Fiscal 2014 Q3 YTD Fiscal 2014 (in millions) Total revenue $1,744 $1,312 Growth flat to slightly up EBITDAR(1) $484 $314 Growth flat to slightly down Interest expense $127 $118 $150-$160 Share count(2) N/A N/A 78 Tax expense $54 $17 $25-$35 Capex $150 $121 $140-$190 Depreciation and amortization $132 $106 $135-$145

CHC Consolidated Results

- 3% growth in revenue driven by both Helicopter Services and Heli-One segments
- EBITDAR[2] down 1%
  - Driven by costs related to EC225

CHC Consolidated	Quarter			Year to date		
($ in millions except margin, share count, and EPS)	Q3 FY13	Q3 FY14	% Change	Q3 FY13	Q3 FY14	% Change
Revenue	442	454	3	1,305	1,312	1
Operating Revenue[1]	400	412	3	1,180	1,188	1
EBITDAR[2]	120	119	-1	347	339	-2
EBITDAR Margin[3]	30%	29%	-130bps	29%	29%	-90bps
Net loss[4]	(46)	(25)	46	(51)	(83)	-63
Share Count[5]	77,519,484	77,519,484	-	77,519,484	77,519,484	-
EPS	(0.59)	(0.32)	46	(0.66)	(1.07)	-62

Note: all comparisons are year over year unless otherwise noted

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers
2. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Appendix for reconciliation to GAAP measures.
3. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue.
4. Adjusted Net Income is referred to in this document as Net Income. See Appendix for reconciliation to GAAP measures.
5. Adjusted share count is ordinary shares outstanding as of January 31, 2014

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Helicopter Services

- Transport O&G crews to and from offshore facilities; provide search & rescue (SAR) missions and medical transportation
- ~90% of HS' flying revenue from O&G (~2/3rd of revenue from production ~1/3rd from exploration); remaining from SAR

- Revenue up 1% driven by new, higher return contracts in Western North Sea
  - Partially offset by declines in Asia Pacific and Americas as certain contracts rolled off
- EBITDAR[1] decreased by 3% due to:
  - Increased inspection costs associated with EC225
  - Higher crew costs for market expansion in Nigeria, a high growth region

Helicopter Services	**Quarter**			**Year to date**		
($ in millions except margin and HE count)	**Q3 FY13**	**Q3 FY14**	**% Change**	**Q3 FY13**	**Q3 FY14**	**% Change**
Operating Revenue	371	375	1	1,083	1,089	1
Reimbursable revenue	42	42	-	125	124	-1
Total External Revenue	412	417	1	1,208	1,213	-
EBITDAR[1]	121	118	-3	344	359	4
EBITDAR Margin[2]	33%	31%	-140bps	32%	33%	120bps
HE Rate[3]	$2	$2	3	$7	$7	-1
Average HE Count[4]	165	163	-1	163	165	1

Note: all comparisons are year over year unless otherwise noted

1. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Appendix for reconciliation to GAAP measures.
2. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue.
3. Heavy Equivalent Rate(HE) is the 3rd party operating revenue from HS segment divided by average HE count.
4. Our heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale

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Page 23 GO FURTHER. DO MORE. COME HOME SAFELY. Heli-One 1. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Appendix for reconciliation to GAAP measures. • Higher revenue driven by increased MRO work in Norway and Canada • Decrease in EBITDAR due to: - Timing of aircraft maintenance related to EC225 - Increased costs to support a new global distribution center, a key supply chain initiative • Maintenance, repair and overhaul segment, which provides comprehensive helicopter MRO services Heli-One Quarter Year to date ($ in millions except margin) Q3 FY13 Q3 FY14 % Change Q3 FY13 Q3 FY14 % Change Operating Revenue 29 37 24.5 97 100 3 Inter-Segment Revenue 70 69 -2 217 208 -4 Total Revenue 100 106 6 314 307 -2 EBITDAR(1) 18 16 -11 61 34 -44 EBITDAR(1) Margin % 18% 16% -290bps 20% 11% -840bps Boundary Bay, Canada Boundary Bay, Canada Note: all comparisons are year over year unless otherwise noted

Page 24 GO FURTHER. DO MORE. COME HOME SAFELY. Free Cash Flow, Liquidity & Leverage – FY2014 • FCF improvement YTD driven by: - Working capital initiatives to reduce DSO, and lower net capex spending • Leverage ratio declined to 5.1x driven by improved EBITDAR • Improved liquidity driven by proceeds from IPO • IPO Proceeds: - Received $294M net proceeds in Q3(1) - Additional $28M of net proceeds from overallotment exercised in Q4(1) • Debt Reduction - $225M of revolver repayment in Q3(2) - Redeemed $130M of senior secured notes in Q4(2) 1. Net proceeds refers to gross IPO proceeds less underwriting discounts and commissions 2. $225M of revolver was repaid on January 24, 2014; $130M of senior secured notes was redeemed on February 7, 2014 3. Adjusted Net Debt is calculated as net debt plus NPV of lease commitments as of January 31, 2014 discounted at 9%. See Appendix for reconciliation to GAAP measures for net det. 4. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Appendix for reconciliation to GAAP measures. ($ in millions except leverage ratio) Q3 FY13 Q3 FY14 $ Change YTD Free Cash Flow (183) (103) 80 Cash and Equivalents 59 417 358 Adjusted Net Debt(3) 2,410 2,439 29 Adjusted Net Debt/EBITDAR(4) 5.3x 5.1x 0.2x Liquidity 281 775 494

Page 25 GO FURTHER. DO MORE. COME HOME SAFELY. GAAP/Non-GAAP Reconciliations

Page 26 GO FURTHER. DO MORE. COME HOME SAFELY. EBITDAR - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) Three months ended Nine months ended January 31, 2013 January 31, 2014 January 31, 2013 January 31, 2014 Helicopter Services $ 121,414 $ 117,709 $ 344,103 $ 359,276 Heli-One 18,397 16,459 61,311 34,046 Corporate (18,729) (39,182) (56,299) (77,839) Eliminations (604) 1 (1,772) (1,387) Adjusted EBITDAR 120,478 94,987 347,343 314,096 Aircraft lease costs & related costs (52,163) (56,216) (149,390) (166,661) Depreciation (28,701) (35,407) (84,646) (106,158) Restructuring (4,890) — (8,617) — Asset impairments (7,813) 58 (24,218) (22,956) Gain (loss) on disposal of assets & investments (4,402) 2,478 (9,019) (1,943) Operating income 22,509 5,900 71,453 16,378 Interest on long-term debt (33,991) (39,782) (93,949) (117,636) Foreign exchange gain (loss) 3,731 (11,573) 6,982 (24,476) Other financing charges (10,852) (5,730) (22,435) (1,615) Loss from continuing operations before income tax (18,603) (51,185) (37,949) (127,349) Income tax expense (44,303) (6,689) (50,606) (17,489) Loss from continuing operations (62,906) (57,874) (88,555) (144,838) Earnings from discontinued operations, net of tax 212 — 1,024 — Net loss $ (62,694) $ (57,874) $ (87,531) $ (144,838) EBITDAR: Reconciliation to GAAP measures

EBITDAR and Net Income: Non-GAAP Reconciliation

EBITDAR excluding special items - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Nine months ended	
	January 31, 2013	January 31, 2014	January 31, 2013	January 31, 2014
Adjusted EBITDAR	$ 120,478	$ 94,987	$ 347,343	$ 314,096
Stock-based compensation[1]	—	22,518	—	22,518
Expenses related to the initial public offering[2]	—	1,251	—	2,563
Adjusted EBITDAR excluding special items	**$ 120,478**	**$ 118,756**	**$ 347,343**	**$ 339,177**

Adjusted net earnings (loss) - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Nine months ended	
	January 31, 2013	January 31, 2014	January 31, 2013	January 31, 2014
Net loss attributable to controlling interest	$ (58,421)	$ (60,003)	$ (84,606)	$ (149,324)
Stock-based compensation[1]	—	22,518	—	22,518
Expenses related to the initial public offering[2]	—	1,251	—	2,563
Asset impairments	7,813	(58)	24,218	22,956
Loss (gain) on disposal of assets	4,402	(2,478)	9,019	1,943
Foreign exchange loss (gain)	(3,731)	11,573	(6,982)	24,476
Unrealized loss (gain) on derivatives	3,920	2,109	6,884	(8,231)
Adjusted net loss	**$ (46,017)**	**$ (25,088)**	**$ (51,467)**	**$ (83,099)**

1. Stock-based compensation relates to the expense triggered by the initial public offering.
2. Expenses incurred in connection with the initial public offering, including costs related to restructuring our equity compensation plans.

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Page 28 GO FURTHER. DO MORE. COME HOME SAFELY. (Expressed in thousands of United States dollars, except share and per share amounts) (Unaudited) Three months ended Nine months ended January 31, 2013 January 31, 2014 January 31, 2013 January 31, 2014 Adjusted EBITDAR excluding special items $ 120,478 $ 118,756 $ 347,343 $ 339,177 Aircraft lease costs and related costs (52,163) (56,216) (149,390) (166,661) Depreciation (28,701) (35,407) (84,646) (106,158) Restructuring (4,890) — (8,617) — Unrealized gain (loss) on derivatives 3,920 2,109 6,884 (8,231) Interest on long-term debt (33,991) (39,782) (93,949) (117,636) Other financing charges (10,852) (5,730) (22,435) (1,615) Income tax expense (44,303) (6,689) (50,606) (17,489) Earnings from discontinued operations, net of tax 212 — 1,024 — Earnings (loss) attributable to non-controlling interest $ 4,273 $ (2,129) $ 2,925 $ (4,486) Adjusted net loss $ (46,017) $ (25,088) $ (51,467) $ (83,099) Share count at January 31, 2014 77,519,484 77,519,484 77,519,484 77,519,484 Adjusted net loss per share $ (0.59) $ (0.32) $ (0.66) $ (1.07) Adjusted Net Loss Per Share: Non-GAAP Reconciliation

Page 29 GO FURTHER. DO MORE. COME HOME SAFELY. *NPV of lease commitments as of January 31, 2014 discounted at 9%. Adjusted Net Debt At January 31, 2013 At January 31, 2014 ($US Million) Long-term debt 1,479 1,546 Current portion of long-term debt 24 133 Deferred financing fees - net of fees 0 0 Discount on notes 15 14 Premium on notes (2) (2) Less: Cash on Balance Sheet (59) (417) Net Debt 1,457 1,273 NPV of lease* 953 1,166 Adjusted Net Debt 2,410 2,439 Adjusted Net Debt Reconciliation

P&L Structure



Reported Revenue
Direct Costs, G&A
Operating Revenue(1)
EBITDAR(2)
Heli-One
Helicopter Services
D&A
Lease costs
Other(3)
Interest(4)
Tax
Internal
3rd party
HE Count
HE Rate
Net Income

- Helicopter Services Operating revenue is derived from HE count and HE rate
  - HE count = (100% x # heavy AC) + (50% x # medium AC)
    - HE count corresponds to fleet count as of the end of a quarter excluding held for sale aircraft
  - HE rate is operating revenue per HE over a specified period
    - HE rate growth driven by contract pricing and increasing mix of new technology aircraft
    - Denominator uses average HE count to reflect the revenue generating aircraft during period
      - Annual HE rate uses 5 quarter end HE count data (ex. FY14 HE rate uses Q4FY13, Q1-Q4 FY14 HE count data)
      - Quarterly HE rate uses 2 quarter end HE count data (ex. FY14 Q3 HE rate uses Q2 and Q3 FY14 HE count data)
- Heli-One's revenue consists of internal work (for HS) and 3rd party
  - Maintenance, repair, and overhaul (MRO) projects or Power by the Hour (PBH) contracts
- Adjusted EBITDAR is the main measure of performance in the helicopter industry

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers
2. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Glossary of Terms and Appendix for reconciliation to GAAP measures.
3. Other includes restructuring costs, impairments, gain/loss on disposals
4. Interest includes interest on long term debt and other financing charges

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Free Cash Flow Drivers



Lease payments
Interest
ΔWorking Capital
Tax
Pension
EBITDAR(1)
Other(2)
Operating Cash Flow
Net Expansionary Capex
Maintenance Capex
3rd Party Disposals
Investing Cash Flow
Free Cash Flow
Aircraft Spend:
(deposits + payments at aircraft delivery + gross lease buyouts of existing aircraft less aircraft financing proceeds)
+ Growth in rotables pool
+ New buildings/bases (PPE)
Aircraft base maintenance + replacement of rotables + maintenance of building/bases (PPE)

- Operating cash flow drivers:
  - Increase cash earnings through growing EBITDAR
  - Effective management of interest, tax, and pension costs
  - Improve working capital through supply chain efficiency and lowering DSO
- Investing cash flow drivers:
  - Expansionary capex – capex used for growth of the business
    - Aircraft acquisitions (new deliveries and lease buyouts) and modifications net of financing proceeds
    - Growth in rotables[3], new buildings/bases
  - Maintenance capex – capex used for replenishing assets
    - Aircraft base maintenance, replacement of rotables[3] pool , building and base enhancement etc.
  - Disposals – Represents sales of retired fleet and other assets

1. EBITDAR refers to Adjusted EBITDAR excluding special items net of non-cash items in EBITDAR . See Appendix for reconciliation to GAAP measures.
2. Other includes realized FX gain/loss, and other cash items from financing charges . Please refer to our SEC filings for details of our operating cash flow.
3. Rotables refers to helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support

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Page 32 GO FURTHER. DO MORE. COME HOME SAFELY. Adjusted EBITDAR = net earnings (loss) before interest, taxes, depreciation, amortization and helicopter lease and associated costs, restructuring costs, asset impairments, gain (loss) on disposal of assets and goodwill impairment. Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding one time IPO costs Adjusted net income(loss) = net loss which one-time IPO costs, asset dispositions, asset impairments, the revaluation of our derivatives and foreign exchange gain (loss), and net income or loss attributable to non-controlling interests. Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue Operating revenue = Total revenue less reimbursable revenue which is costs reimbursed from customers Adjusted EPS = adjusted net loss/adjusted share count Glossary of Terms

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